EXHIBIT 10.4

AMENDMENT NO. 1 dated as of May 3, 2018 (this “Amendment”), to the ABL Credit Agreement dated as of April 3, 2018 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “ABL Credit Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the lenders party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

PRELIMINARY STATEMENT

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the Preliminary Statement hereto) shall have the meanings assigned thereto in the ABL Credit Agreement. The provisions of Section 1.02 of the ABL Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Amendment shall be a “Loan Document” for all purposes of the ABL Credit Agreement and the other Loan Documents.

SECTION 2. Amendments to the ABL Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the ABL Credit Agreement is hereby amended as follows, effective as of the Amendment No. 1 Effective Date (as defined below):

Section 6.01(x) of the ABL Credit Agreement is hereby amended and restated in its entirety as follows:

(x) Other Junior Secured Debt of Loan Parties (and not guaranteed by any entities that are not Loan Parties), provided that (x) 100% of the Net Cash Proceeds of such Other Junior Secured Debt refinances or replaces any existing Indebtedness of Loan Parties (including unpaid accrued interest and fees on such Indebtedness and other reasonable amounts paid and fees and expenses incurred in connection with such refinancing or replacement) or (y) such Other Junior Secured Debt is exchanged for existing Indebtedness of Loan Parties (in each case other than Indebtedness incurred pursuant to Section 6.01(o)), provided further that neither the final maturity nor the weighted average life to maturity of such Other Junior Secured Debt is shorter than the applicable Indebtedness being refinanced, replaced or exchanged.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Parent and the Borrower hereby represents and warrants to each of the Lenders party hereto, the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment:

(a) The representations and warranties set forth in Article III of the ABL Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of the representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) None of the Security Documents in effect on the Amendment No. 1 Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Amendment. The Guarantees created under such Security Documents will continue to guarantee the Obligations to the same extent as they guaranteed the Obligations immediately prior to the Amendment No. 1 Effective Date. The Liens created under such Security Documents will continue to secure the Obligations, and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Amendment No. 1 Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective on and as of the date on which the Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of Parent, the Borrower and the Required Lenders (such date, the “Amendment No. 1 Effective Date”).

SECTION 5. Miscellaneous. Except as expressly set forth herein, this Amendment shall not constitute a waiver or amendment of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the ABL Credit Agreement or any other Loan Document. From and after the Amendment No. 1 Effective Date, any reference to the ABL Credit Agreement shall mean the ABL Credit Agreement as modified by this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission (e.g., “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

By:
/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

COMMUNITY HEALTH SYSTEMS, INC.,

By:
/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1 to the ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender, an Issuing Bank and the Administrative Agent and Collateral Agent

By:
/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

[Signature Page to Amendment No. 1 to the ABL Credit Agreement]

CITIBANK, N.A., as a Lender and an Issuing Bank

By:
/s/ Christopher Marino
Name: Christopher Marino
Title: Vice President and Director

[Signature Page to Amendment No. 1 to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and an Issuing Bank

By:
/s/ John D. Toronto
Name: John D. Toronto
Title: Authorized Signatory

By:
/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to the ABL Credit Agreement]

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:
/s/ Steven L. Hipsman
Name: Steven L. Hipsman
Title: Senior Vice President

[Signature Page to Amendment No. 1 to the ABL Credit Agreement]

ROYAL BANK OF CANADA, as a Lender and an Issuing Bank

By:
/s/ Farhan Lodhi
Name: Farhan Lodhi
Title: Attorney In Fact

By:
/s/ Anna Bernat
Name: Anna Bernat
Title: Attorney In Fact

[Signature Page to Amendment No. 1 to the ABL Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By:
/s/ Dhaval Tejani
Name: Dhaval Tejani
Title: Duly Authorized Signatory

[Signature Page to Amendment No. 1 to the ABL Credit Agreement]

LENDER SIGNATURE PAGE TO THE CHS/COMMUNITY HEALTH SYSTEMS, INC. ABL CREDIT AGREEMENT*

Name of Lender:

By:

Name:
Title:

For Lenders requiring a second signature line:

By:

Name:
Title:

*	on file with Agent

[Signature Page to Amendment No. 1 to the ABL Credit Agreement]